THE INSURANCE INDUSTRY Secular Shift Towards Online Shopping $146 billion in annual U.S. insurance industry commission and advertising spend; long-term trend of switching budgets to digital and tech-enabled alternatives Exhibit 99.3

Executive Summary Insurance carriers and agencies report they are still early in their transition to online marketing and customer acquisition, a trend that will drive significantly greater online spend and use of online insurance marketplaces over the next 5 to 10 years. In response to rising demand for a convenient, transparent, and integrated shopping experience, the insurance industry is embracing omnichannel customer acquisition strategies and pursuing audiences online. To do so, leading insurance providers are aggressively shifting distribution resources away from traditional advertising and offline acquisition in favor of digital channels – enabling them to enhance targeting, improve marketing ROIs, and ultimately deliver an exceptional customer experience. Stax Inc., a global strategy consulting firm, recently conducted a study to understand this shift across P&C, Life, and Health insurers. Through a survey of more than 140 insurance marketing executives and a series of in-depth interviews, they found compelling evidence of the rising importance of online customer acquisition in every segment of the industry. Over time, this evolution will lead to the rise of new, digital-first business models which differentiate on price and customer experience. Online insurance marketplaces are well-positioned to support this transformation and will see continued interest as carriers seek to complement their digital strategies. Key Takeaways Robust growth in total insurance sales and marketing budgets. Continued shift in distribution resources towards the online channels. Significant opportunity for growth of online insurance marketplaces. Based on a study commissioned by EverQuote, Inc. in November 2019, and performed by Stax, Inc.

Shifting Resources in Pursuit of Online Shoppers

> *"Ten years ago, digital channels would have been single-digit percentages of the overall marketing spend. Now you're talking about mid-double-digit components of the budget."*
>
> *"Digital makes up a small portion of our budget, but it's growing because now we are able to show how it influences other channels."*
>
> *"We are going into the world of digital more and more. It's 2019—we're trying to make it easier for people to quote online."*

The insurance industry devotes vast resources to customer acquisition, having spent an estimated **$146B** in 2019 on commissions and advertising alone (**Figure 1**). This expenditure represents ~7% of the **$2T** in premiums written by U.S. insurers each year, and **92%** of distribution expenses are invested in commissions paid to independent or captive brokers.

Carriers invest the remaining **8%** in online and offline advertising, an investment that is complemented by the incremental advertising activities of commission-earning partner agencies. Collectively, carriers and agencies spent approximately **$15.6B** on advertising in 2019 (**$12.4B** of which was spent by carriers).

Figure 1: 2016 Digital Ad Spend by Industry
(% of Total Advertising Spend)[1]



2019 US Insurance Premiums
~$2T
Distribution Exp. $146B
Direct Premiums Written
$146B
Agent Commissions $131B
Advertising $12B
Carrier Distribution Spend
~$15.6B
Agencies $3.2B
Carriers $12.4B
Carrier & Agency Adverting Spend
~15.6B
Offline ~$9B to $12B
Online ~$4B to $7B
Carrier & Agency Advertising Spend

Today, the digital channel comprises a small share of the insurance industry's customer acquisition efforts. Carriers and agencies spent an estimated **$4B-$7B** in online advertising in 2019 – just **~25-45%** of total advertising and a fraction (~3-5%) of total distribution resources. Accordingly, the insurance industry has substantial runway for continued adoption of the digital channel going forward.

1. NAIC, S&P Global, Stax Analysis.

3

It is not surprising that the insurance industry is still far from realizing its online customer acquisition potential given its reputation for slower digital innovation than comparable industries. Indeed, just a few years ago, only **19%** of insurer advertising dollars were spent in the online channel **(Figure 2)**. In interviews, digital marketing practitioners at major carriers noted that, up until recently, it was an uphill battle to win resources away from tried-and-true strategies like scaled TV advertising and offline customer outreach by insurance agents. In addition, there has long been a belief in the industry that insurance products are too complex to be shopped for online, so acquisition dollars are better spent offline.

Figure 2: 2016 Digital Ad Spend by Industry
(% of Total Advertising Spend)[2]



45%: Non-insurance average
Online share rapidly growing since 2016
19.0%
33.0%
37.0%
51.0%
59.0%
Insurance
Travel
Lodging
Financial Services
Auto Marketing

However, that way of thinking has changed, and the insurance industry is rapidly catching up.

A recent survey found that carrier digital advertising budgets have as much as doubled over the past five years, and insurers expect to continue expanding those budgets by **~16%** annually over the next five years **(Figure 3)**. Executives from even complex categories like Homeowners and Commercial agree that the race is on to create an integrated online shopping experience for an increasingly selective and digitally-savvy customer base.

Figure 3: Digital as a % of Advertising Spend by Vertical (2014–2024E)[3]



Insurance Segment
2019-2024 CAGR
LIFE +16%
AUTO +15%
HEALTH +17%
HOMEOWNERS +25%
COMMERCIAL +19%
23%
22%
20%
8%
12%
57%
53%
44%
36%
32%
82%
72%
66%
74%
52%
2014
2019
2024

2. eMarketer.
3. Stax Survey, Dec. 2019.

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Evolving customer preferences are behind this broad transition. In 2015, ~70% of auto insurance consumers started their shopping experience online and only ~20% completed their transaction online[4]. Since that time, more and more of the shopping journey has shifted online, following general demographic trends towards growing online engagement. Moreover, insurance consumers are becoming more price-sensitive based on the broad-based marketing campaigns of major carriers that emphasize the benefits of "shopping to save" coupled with greater pricing transparency being offered around insurance products.



Continued shift of consumer time spent online



Increased consumer awareness of the benefits of "shopping to save"



Continued shift to digitization of insurance products and workflows

In response, insurers are investing heavily in digitized products and streamlined e-commerce experiences to build a competitive edge. For example, advancements like Simplified Issue insurance are enabling even complex products like life insurance to be issued with no in-person exam. New entrants in the Auto and Homeowners space are disrupting the existing model by enabling a fully online shopping experience and the ability to custom tailor offerings to a consumer's specific insurance requirements.

Sunsetting Traditional Tactics

"Direct mail still serves a place, but anybody who is not highly segmenting their mailing list is wasting a lot of money. For many consumers it goes straight from the mailbox into the recycling bin."

"For years all you've heard is that print is dead, right? Well in the insurance world, we're only just now seeing print publications start to suffer."

While some traditional marketing tactics are expected to remain prominent in the face of these changing consumer tastes, budgets are gradually rotating away from less resilient tactics due to declining audience receptiveness. Insurance marketers report that direct mail and print ad budgets are likely to see a significant reduction over the next five years, as customers increasingly prefer to consume content online (**Figure 4**).

Insurers plan to reinvest these resources primarily in digital, while also bolstering their omnichannel experience through a moderate expansion of Television and Sponsorship advertising activities.

Figure 4. Expected Change in Carrier Traditional Advertising Mix over Next 5 Years (% of Respondents)[5]



Out-of-..
9%
84%
Radio
12%
71%
17%
Television
16%
55%
29%
Sponsorshi..
19%
47%
34%
Direct Mail
31%
50%
19%
Print
36%
57%
Receding Tactics
Decline
Neutral
Grow

4. Comscore.
5. Stax Survey, Dec. 2019.

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Growing Success of Direct-to-Consumer Distribution “Direct is certainly growing faster. It’s not just because of consumers, but because the friction is being taken out of that channel. It’s easier to complete a purchase online.” “We’ve seen a continuous increase of people who shop online, especially for more commoditized products where an agent is not critical.” Perhaps the strongest indicator of the insurance industry’s evolution is the rise of low-cost carriers that emphasize direct-to- consumer distribution. This new model, exemplified by industry leaders GEICO and Progressive, has gained tremendous market share over the past decade, particularly in the auto sector (Figure 5). By reducing their reliance on offline engagement and distribution, these carriers have been able to reinvest in competitive pricing and a superior omnichannel shopping experience. As digital-forward businesses, they have also invested heavily in acquisition technology which has enabled them to better target and more accurately underwrite new customers. Figure 6: U.S. Personal Auto Premiums by Distribution Channel (2013–2023F) 7 Direct Premiums Agency (Captive / Independent) Premiums Forecast The success of this model is placing pressure on commission budgets at traditional carriers, forcing both the carriers and their insurance agency partners to operate more efficiently to stay competitive. As a result, carriers across the board are expected to significantly increase their adoption of direct-to-consumer distribution over the next five years (Figure 6) which will in turn drive a broader shift in industry resources towards online acquisition. “ 6,7.NAIC, S&P Global, Stax Analysis. +11% +4% $165B $247B CAGR (2010-2018) 16% % Market Share: 24% Figure 5: Total US Personal Auto Premiums Written6

While the continued shift online by consumers will alter the insurance shopping experience, agencies will remain an important part of the distribution model for insurance carriers for many years to come. Those agencies that embrace digital channels and tools to acquire and service customers will be the beneficiaries of this rapidly changing environment. Growing Demand for Online Marketplaces Agencies “Separate from their agents, low-cost carriers are heavy users of online marketplaces. As these carriers become a bigger share of the pie, aggregators are seeing more demand from carriers because of this direct business. “We are seeing, and others are seeing, more appetite to quote and buy Home Insurance online. That has been a historically low volume area because it’s a more complicated and higher risk product. But those trends are changing. Marketplaces will see more traffic and opportunity in the home market, especially as we look to cross-sell auto and others.” As online customer acquisition grows, so too will the demand for services from online marketplaces. Third-party quotes are integral to a high-performance sales funnel; both carriers and agencies agree that these leads offer impressive reach at consistently attractive ROIs. “As they consolidate there is more and more competition for top shelf agencies, which results in more investment, whether through generating referrals for agents, discounting rates, or subsidized cost per click for leads to more sophisticated agencies.” While carriers are rebalancing their acquisition spend, they are not neglecting the traditional broker/agent distribution model. In fact, they are investing in these partnerships to access attractive customer segments that require a high-touch shopping experience. At the same time, independent agencies are undergoing significant consolidation, increasing competition among carriers for partnerships with top brokers. To win access, carriers are offering subsidies to attract broker attention and drive online promotion of their product lines. Agencies too are racing online, for much the same reasons as carriers. Agencies are becoming more sophisticated, especially as the market concentrates in top performers. Like carriers, insurance agencies have doubled online spend over the past five years, and a recent survey indicates that half of their advertising budgets are now dedicated to online channels (Figure 7).   “ “ Stax Survey, Dec. 2019. Corresponding Online Adoption by Insurance Agencies

A recent survey highlighted several key benefits of working with a third-party quote provider (**Figure 8**):

- High-intent insurance prospects are drawn to online marketplaces by the promise of price transparency and seamless integration into the buying journey.
- Online marketplaces pass along high-quality referrals at a lower marginal cost than carriers could achieve on their own.
- The potential for granular customer targeting through these platforms is also consistently noted as a valuable advantage for carriers and agencies trying to accurately profile and acquire new digital prospects.

Figure 8: Perceived Benefits of Third-Party Quotes (% of Respondents)[9]



3rd-Party Quotes Represent High Intent Buyers
67%
Marketplaces are more efficient at attracting web traffic, reducing costs
67%
Integration with Consumer Purchasing Journey Results in Higher Conversion Rates
42%
3rd-Party Quotes Provide Access to Granular Data for Accurate Customer Targeting
33%
Aggregators Provide Integration with Carrier Operating Platforms
8%

The secular shift of insurance online positions marketplaces to capture a greater portion of the $146 billion spent annually by insurance carriers on distribution (**Figure 9**), since they provide benefits to all market participants. Consumers are rapidly discovering that there is a better shopping experience waiting for them online, in which they can find greater pricing transparency and potential savings. Marketplaces enable insurance providers to acquire and engage with an increasingly digitally savvy consumer and leverage vast datasets on consumer preferences to develop new insurance products.

Going forward, insurance distribution resources will gravitate towards online marketplaces, as carriers and agencies seek out access to an increasingly online consumer base and partnerships to develop and deliver digital offerings they need to remain competitive in an evolving market.

Figure 9: Market Opportunity for Online Marketplaces (2019)[10]



$146.1B
Total Market
Growing at ~3% annually through 2024
$15.6B
Total Advertising Spend
$5.6B
Total Digital Spend
Growing at ~16% annually through 2024

9. Stax Survey, Dec. 2019.
10. NAIC, S&P Global, Stax Analysis.

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Summary The secular trend towards online shopping for insurance – driven by changing consumer preferences, expanding digitization of insurance products and workflows and new distribution models – is pressuring insurance market participants to rethink their marketing strategies and allocation of their distribution resources. The $146 billion in acquisition resources that insurers put to work each year is undergoing a seismic mix shift in favor of online channels and digital offerings, and we have only just arrived at the early stages of this transition. Going forward, carriers and agencies will continue to build on early successes in online customer acquisition and engagement, empowering the consumer journey for an even broader range of insurance products, as even the most complex insurance offerings evolve to online. As carriers and agencies undergo this business model evolution, online marketplaces are well positioned to support providers’ digital ambitions through enhanced online services and efficient customer access. These platforms are on track to rapidly expand over the next 5 to 10 years as they benefit from the reallocation of the massive market of $146 billon spent annually by insurers on distribution. About EverQuote EverQuote operates a leading online insurance marketplace connecting consumers with insurance providers.  The company's data & technology platform matches and connects consumers seeking to purchase insurance with relevant options from the company's broad direct network of insurance providers, saving consumers and providers time and money. EverQuote was founded with the vision to empower customers to better protect life's most important assets—their family, property, and future.  For more information, visit EverQuote.com and follow on Twitter @EverQuoteInsure.

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